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                                                                   EXHIBIT 10.2


                         IRREVOCABLE POWER OF ATTORNEY
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The undersigned, Martin John Brayshaw ("Brayshaw"), hereby irrevocably constitutes and appoints Jonathan M. Spiller with full power of substitution, the true and lawful attorney-in-fact (the "Attorney") of Brayshaw with the full power in the name of, for and on behalf of Brayshaw to exercise that certain option for 87,613 shares of common stock (the "Shares") of Armor Holdings, Inc. ("AHI") granted to Brayshaw by Alastair Morrison ("Morrison") pursuant to that certain Option Deed dated April 14, 1997, between Morrison, Brayshaw and DSL Group Limited ("DSL"), and to effect any and all sales of Shares pursuant to that certain Agreement (the "Agreement"), dated as of 1 October 1997, between Brayshaw, DSL and AHI and to make the payments referenced in clause 3.5 of the Agreement.

The power and authority granted to the Attorney hereunder shall include, but not be limited to, the power and authority to instruct all appropriate persons to sell and deliver the Shares in accordance with the instructions of the Attorney, all in conformity with the terms and provisions of the Agreement.

This power of attorney is an agency coupled with an interest and all authority conferred hereby shall be irrevocable.



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              Martin John Brayshaw


On the day of October 1997, before me personally came Martin John Brayshaw, to me known to be the individual described in and who executed the foregoing instrument and acknowledged to me that he executed the same.



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                 Notary Public




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                American Counsel